Rule 497(e)
File Nos. 333-144503 and 811-22091

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

Effective immediately, the fund description for the Janus Aspen Series Balanced Portfolio, (Institutional Shares) on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

“Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth consistent with preservation of capital and balanced by current income.  The Fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.  The Fund will normally invest at least 25% of its assets in fixed-income senior securities.  Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.”

Effective immediately, the fund description for the Neuberger Berman AMT Partners Portfolio (Class I Shares) on page 24 of the Prospectus is deleted in its entirety.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010. Please keep this supplement for future reference.